UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 2, 2008

AGL RESOURCES INC.
(Exact name of registrant as specified in its charter)

Georgia	1-14174	58-2210952
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

Ten Peachtree Place NE Atlanta, Georgia 30309
(Address and zip code of principal executive offices)

404-584-4000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                      Regulation FD Disclosure

On April 2, 2008, AGL Resources Inc. will host its 2008 Analyst/Investor Conference, which is being held in New York, NY. The presentation is expected to begin at 8:30 a.m. Eastern Time, and will be available via a live audio webcast on the “Investor Relations” section of the AGL Resources website at www.aglresources.com. The presentation will include slides attached hereto as Exhibits 99.1 through 99.5 and incorporated by reference herein.

The information in the preceding paragraph, as well as Exhibits 99.1 – 99.5 referenced therein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 unless AGL Resources Inc. expressly so incorporates such information by reference.

Item 9.01                      Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Distribution Operations – Henry P. Linginfelter
99.2 99.3 99.4 99.5	SouthStar Energy Services – Michael Braswell Sequent Energy Management – Douglas N. Schantz Pivotal Energy Development – Dana A. Grams Financial Overview – Andrew W. Evans

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGL RESOURCES INC.
(Registrant)
Date: April 2, 2008	/s/ Andrew W. Evans
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Distribution Operations – Henry P. Linginfelter
99.2 99.3 99.4 99.5	SouthStar Energy Services – Michael Braswell Sequent Energy Management – Douglas N. Schantz Pivotal Energy Development – Dana A. Grams Financial Overview – Andrew W. Evans